Filed pursuant to Rule 497(e)
File Nos. 033-19228 and 811-05443

CALAMOS® INVESTMENT TRUST

Supplement dated July 9, 2019 to the

CALAMOS® FAMILY OF FUNDS

Summary Prospectus of

Calamos Emerging Market Equity Fund dated March 1, 2019, and the

Prospectus and Statement of Additional Information,

each dated March 1, 2019, as supplemented on June 21, 2019

The Summary Prospectus, Prospectus and Statement of Additional Information for the Calamos Investment Trust (the “Trust”) are hereby supplemented. The following information supersedes any information to the contrary regarding the Calamos Emerging Market Equity Fund (the “Fund”) a series of the Trust, contained in the Summary Prospectus, Prospectus and Statement of Additional Information:

The Fund will be liquidated on or about September 13, 2019 (the “Liquidation Date”).

Effective August 9, 2019, the Fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold Fund shares as of July 9, 2019 may continue to purchase Fund shares through September 6, 2019 and existing shareholders may continue to reinvest dividends and capital gains distributions received from the Funds through September 6, 2019. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. After the close of business on the Liquidation Date, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

The Fund intends to declare and pay any dividends required to distribute its investment company taxable income, net capital gains, and net tax-exempt income accrued in the Fund’s taxable year ending at the Liquidation Date or any in any prior taxable year in which the Fund is eligible to declare and pay a dividend. These dividends will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k). You should check with your investment professional and tax professional regarding the potential impact of the Fund’s liquidation to your individual financial plan and tax situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under the section “How can I sell (redeem) shares?” in the Prospectus, as supplemented. Shareholders may also exchange their shares, subject to the restrictions on exchanges, as described under the section “How can I sell (redeem) shares? — By exchange” in the Prospectus, as supplemented. Any such redemption or exchange of the Fund’s shares for shares of another fund will generally be considered a taxable event for federal income tax purposes. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation and the distribution of such shareholders’ redemption proceeds.

Subsequent to the liquidation of the Fund, all references to the Fund in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are hereby removed.

Please retain this supplement for future reference

MFSPT2 07/19